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                                                                    EXHIBIT 10.2

                            SHARE EXCHANGE AGREEMENT

         Agreement made this 20th day of June, 1996 between SmithKline Beecham Holdings Corporation, a Delaware corporation ("SB Holdings") and SmithKline Beecham International Co., a Delaware corporation ("Intco"), SmithKline Beecham Corporation, a Pennsylvania corporation ("SB Corp"), and SBCL, Inc., a Delaware corporation ("SBCL", collectively Intco, SB Corp and SBCL are sometimes referred to herein as the "Transferors").

         Background. The Transferors are the record and beneficial owners of a number of subsidiary corporations engaged in business activities outside the United States. SB Holdings has been organized with the purpose of consolidating ownership of those subsidiaries in a single holding company. The parties intend that these transfers of subsidiary shares be effected on a tax free basis under
Section 351 of the Internal Revenue Code, as amended.

         The parties hereto intending to be legally bound hereby agree as follows:

         1. Transfer of Share Ownership. Concurrently with execution of this Agreement, each of the Transferors shall record or otherwise give full legal effect to transfer to SB Holdings the shares of capital stock set forth in EXHIBIT A to this Agreement (collectively the "Subsidiary Shares") with effect from the date of this Agreement.

         2. Consideration for Transfer of Share Ownership. As consideration for the transfer of the Subsidiary Shares, SB Holdings shall issue to each of the Transferors such shares of SB Holdings common stock and junior preferred stock (collectively, the SBHC Shares) as are set forth in EXHIBIT A. The terms of the junior preferred stock are set forth in EXHIBIT B to this Agreement.

         3. Representations and Warranties of SB Holdings. SB Holdings represents and warrants to each of the Transferors as follows:

                  (a) Organization and Standing of SB Holdings. SB Holdings is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted.

                  (b) Corporate Action. This Agreement and any other agreements and instruments executed in connection herewith and therewith are the valid and binding obligations of SB Holdings, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency or similar laws of general application




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affecting the enforcement of rights of creditors, and subject to equitable principles limiting rights to specific performance or other equitable remedies. The execution, delivery and performance of this Agreement and the issuance of the Shares have been duly authorized by all necessary corporate actions of SB Holdings. The issuance of the SBHC Shares will not require any further corporate action and will not be subject to preemptive or other preferential rights or similar statutory or contractual rights either arising pursuant to any agreement or instrument to which SB Holdings is a party or which are otherwise binding on SB Holdings. The SBHC Shares when issued under this Agreement shall be duly authorized, validly issued, fully paid and nonassessable.

         4. Representations and Warranties of Transferors. Each of the Transferors severally represents and warrants to SB Holdings as follows:

                  (a) Organization and Standing of the Transferors. Each of the transferors is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted.

                  (b) Corporate Action. This Agreement and any other agreements and instruments executed in connection herewith and therewith are the valid and binding obligations of each Transferor, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency or similar laws of general application affecting the enforcement of rights of creditors, and subject to equitable principles limiting rights to specific performance or other equitable remedies. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate actions of each Transferor. The transfer of the Subsidiary Shares held by each of the Transferors will not require any further corporate action and will not be subject to preemptive or other preferential rights or similar statutory or contractual rights either arising pursuant to any agreement or instrument to which such Transferor is a party or which are otherwise binding on such Transferor. To the knowledge of each Transferor the Subsidiary Shares to be transferred by such Transferor are duly authorized, validly issued, fully paid and nonassessable. Each of the Transferors owns, beneficially and of record, the Subsidiary Shares set forth on Exhibit A, free and clear of all liens, claims and encumbrances, and has full power and authority to transfer such Subsidiary Shares to SB Holdings as provided in this Agreement. Upon the transfer of the Subsidiary Shares to SB Holdings in accordance with this Agreement, SB Holdings will have good and valid title to the Subsidiary Shares, free and clear of all liens, claims and encumbrances.



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         4. Further Assurances. Each of the parties hereto upon the request of the other party or parties hereto shall do, execute, acknowledge and deliver or cause to be done, executed acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

         5. Governing Law. This Agreement shall be governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF the parties have executed this Agreement on the date first set forth above.

                                         SMITHKLINE BEECHAM HOLDINGS
                                         CORPORATION

                                         By:  /s/ William J. Shulby
                                              ------------------------
                                         SMITHKLINE BEECHAM CORPORATION

                                         By:  /s/ Donald F. Parman
                                              ------------------------

                                         SMITHKLINE BEECHAM
                                         INTERNATIONAL CO.

                                         By:  /s/ Donald F. Parman
                                              ------------------------

                                         SBCL, INC.

                                         By:  /s/ Donald F. Parman
                                              ------------------------




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                                                                       EXHIBIT A

           The following tables set forth with respect to each Transferor the Subsidiary Shares to be transferred by such Transferor and the SBHC Shares to be issued by SB Holdings with respect to such shares. Except as noted, the Subsidiary Shares represent 100% of the outstanding common shares (other than qualifying shares) of the respective subsidiary.

1.  SMITHKLINE BEECHAM INTERNATIONAL CO.

- --------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY                              SUBSIDIARY SHARES                          SBHC SHARES
- --------------------------------------------------------------------------------------------------------------------------
Franklin Chemicals Ltd                       4,999,996 common shares                    41.3 common shares
                                                                                       0.417 junior preferred
- --------------------------------------------------------------------------------------------------------------------------
SmithKline Beecham Biologicals S.A. (1)      $550MM Series A Prefred                   550.0 common shares
                                             $100MM Series B Prefred                   100.0 common shares
- --------------------------------------------------------------------------------------------------------------------------
Walnut Insurance Co., Ltd.                   9,994 shares                                1.9 common shares
                                                                                       0.019 junior preferred
- --------------------------------------------------------------------------------------------------------------------------
SmithKline Beecham Animal Health Inc.        995 shares                                 33.7 common shares
                                                                                       0.340 junior preferred
- --------------------------------------------------------------------------------------------------------------------------
SmithKline Beecham Animal Health Limited     1000 ordinary shares of 1 Irish Punt        0.4 common shares
                                                                                       0.004 junior preferred
- --------------------------------------------------------------------------------------------------------------------------
Eskaylad Holdings Limited                    4,998(pound)1 ordinary shares              53.4 common shares
                                                                                       0.539 junior preferred
- --------------------------------------------------------------------------------------------------------------------------
SmithKline Beecham International Limited     99(pound)1 ordinary shares (2)            139.4 common shares
                                                                                       1.408 junior preferred
- --------------------------------------------------------------------------------------------------------------------------
SmithKline Beecham  Laboratories             863,999(pound)1 ordinary shares             2.4 common shares
(Australia) Ltd.                                                                       0.024 junior preferred
- --------------------------------------------------------------------------------------------------------------------------
Compagnie Industrielle de Specialites SA     79,994 FF500                              502.3 common shares
                                                                                       5.074 junior preferred
- --------------------------------------------------------------------------------------------------------------------------
Penn Chemicals Ltd.                          99,900 ordinary shares of Irish 1p          0.5 common shares
                                                                                       0.005 junior preferred
- --------------------------------------------------------------------------------------------------------------------------
SmithKline Beecham Seiyaku KK                800,000 common shares (3)                  15.7 common shares
                                                                                       0.159 junior preferred
- --------------------------------------------------------------------------------------------------------------------------
SmithKline Beecham Consumer Healthcare KK    31,000 ordinary shares; 11,625             38.1 common shares
                                             preferred shares                          0.385 junior preferred
- --------------------------------------------------------------------------------------------------------------------------
Smith Kline & French BV                      1,757 shares of Ned Gld 1,000 (4)        1297.7 common shares
- --------------------------------------------------------------------------------------------------------------------------
Smith Kline & French Portuguesa Produtos     73,750 shares of Port Esc 1,000 (5)         0.2 common shares
Farmaceuticos
- --------------------------------------------------------------------------------------------------------------------------
SmithKline Beecham Holdings SA               500 shares of CHF 1,000                    67.0 common shares
                                                                                       0.677 junior preferred
- --------------------------------------------------------------------------------------------------------------------------
Sterling Drug International Inc.             200 ordinary shares                         2.4 common shares
- --------------------------------------------------------------------------------------------------------------------------
Smith Kline & French (Far East) Co.          1,000 shares of common stock               13.6 common shares
                                                                                       0.137 junior preferred
- --------------------------------------------------------------------------------------------------------------------------





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2.  SBCL, INC.

- ----------------------------------------------------------------------------------------------------------------------
     SUBSIDIARY                          SUBSIDIARY SHARES                             SBHC SHARES
- ----------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------
SBCL Holdings Limited                      120 shares                               42.2 common shares
                                                                                   0.426 junior preferred
- ----------------------------------------------------------------------------------------------------------------------

3.  SMITHKLINE BEECHAM CORPORATION

- ----------------------------------------------------------------------------------------------------------------------
          SUBSIDIARY                           SUBSIDIARY SHARES                        SBHC SHARES
- ----------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------
Smith Kline & French of Pakistan Ltd.      3,375,000 of RS 10 (6)                   12.6 common shares
- ----------------------------------------------------------------------------------------------------------------------
SmithKline Beecham Corporation (Panama)    215,000 shares (7)                       10.4 common shares
                                                                                   0.105 junior preferred
- ----------------------------------------------------------------------------------------------------------------------

(1) All the outstanding common shares of SmithKline Beecham Biologicals SA are owned by SmithKline Beecham International Co.

(2) All the outstanding preferred shares of SmithKline Beecham International Limited are owned by SmithKline Beecham plc.

(3) The remaining 87.76% of the outstanding stock is owned by SmithKline Beecham Capital B.V. and SmithKline Beecham Intercredit B.V.

(4) The remaining 25% of the outstanding common shares of Smith Kline & French B.V. is owned by SmithKline Beecham Biologicals S.A.

(5) The remaining 75% of the outstanding shares are held by SmithKline Beecham Intercredit.

(6) The remaining 25% is held by third parties.

(7) The remaining 13.58% of the outstanding common shares of SmithKline Beecham Corporation (Panama) is owned by Walnut Insurance Company, Ltd.



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